Rule 497(e)

File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042    HV-5795 - PremierSolutions Standard (Series A)

333-72042    HV-6775 - PremierSolutions Cornerstone (Series II)

333-72042    HV-6779 - PremierSolutions Standard (Series A-II)

Supplement dated August 20, 2021 to your Prospectus

FUND NAME CHANGE

BLACKROCK MID CAP DIVIDEND FUND

Effective August 31, 2021, the BlackRock Mid Cap Dividend Fund will be re-named BlackRock Mid-Cap Value Fund.

As a result of the change, all references to the BlackRock Mid Cap Dividend Fund in your Prospectus will be deleted and replaced with BlackRock Mid-Cap Value Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR

FUTURE REFERENCE.